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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               Atlas America, Inc.
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             (Exact name of Registrant as Specified in Its Charter)


                      Delaware                                   51-0403866
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       (State of Incorporation or Organization)              (I.R.S. Employer
                                                            Identification no.)

        311 Rouser Road, Moon Township, PA                         15108
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     (Address of Principal Executive Offices)                    (Zip Code)
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
If this form relates to the registration of a    If this form relates to the registration of a
class of securities pursuant to Section 12(b)    class of securities pursuant to Section 12(g)
of the Exchange Act and is effective pursuant    of the Exchange Act and is effective pursuant to
to General Instruction A.(c), please check the   General Instruction A.(d), please check the
following box. |X|                               following box.
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Securities Act registration statement file number to which this form relates:
333-112653
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if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

________________________________________________________________________________
                                (Title of Class)



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Item 1. Description of Registrant's Securities to be Registered

         A description of the securities to be registered hereby is set forth in a prospectus under the Securities Act of 1933, as amended, included as part of Registrant's Registration Statement on Form S-1, as amended, and incorporated by reference herein.

Item 2. Exhibits

          Not Applicable.























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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on behalf by the undersigned, thereto duly authorized.

Date: May 6, 2004                             Atlas America, Inc.


                                              By:
                                              Name: Michael L. Staines
                                              Its: Executive Vice President and
                                              Secretary